Exhibit 99.1

Introductions Notice of Meeting Bridge Bancorp Matters Subject to Vote and Procedures Approve the issuance of common stock to complete the merger Approve one or more adjournments of the annual meeting Amend certificate of incorporation to increase the authorized shares of common stock from 20 to 40 million Election of Directors: Dennis A. Suskind and Albert E. McCoy, Jr. Approve, on an advisory (non-binding) basis, executive compensation Ratify the appointment of Crowe Horwath LLP as the independent registered public accounting firm Shareholder Presentation & Discussion Closing Polls and Announcement of Vote Agenda 1. 2. 3. 4. 5. 6.

Annual Meeting May 8, 2015

Forward Looking Statements This presentation may contain forward-looking statements regarding Bridge Bancorp, Inc. (“Bridge Bancorp” or the “Company”). These statements constitute forward-looking information within the definition of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from any forward-looking statements expressed in this presentation, since forward-looking information involves significant known and unknown risks, uncertainties and other factors. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, those risk factors described in the Company’s periodic reports filed with the SEC, and with respect to the proposed acquisition of Community National Bank (“CNB”) the following: failure to satisfy the conditions to closing for the proposed merger in a timely manner or at all; failure to obtain the necessary governmental approvals for the proposed merger or adverse regulatory conditions in connection with such approvals; disruption to the parties’ businesses as a result of the announcement and pendency of the transaction; difficulties related to the integration of the businesses following the merger; changes in the interest rate environment; and changes in general economic conditions, either nationally or regionally. Bridge Bancorp, Inc.’s public filings with the SEC are available online at http://www.sec.gov. Bridge Bancorp, Inc. does not undertake to update any forward-looking statements made in this presentation to reflect new information, future events or otherwise.

Profile Marketplace & Opportunities Strategies & Accomplishments Historical Perspective & Trends Challenges & Risks Vision & Mission

A Growing Long Island Business Passionate About Long Island Business Committed to Community Banking Delivering Results to Our Stakeholders Local Decisions Made by Local Bankers Fueling the Economy with $1.4 billion in Loans Built On A Strong Culture & Identity Succeeding by Building Relationships and Partnerships Profile

A Profile of Long Island Densely Populated, Almost 3 million People Home to Over 120,000 Businesses Median Household Income $90,000 Median Home Values >$415,000 Average Sales Price, Hamptons Home $1.5 million 37 of the Nation’s Wealthiest Zip Codes Marketplace & Opportunities “29 Branches on Long Island, a Natural Link to NYC and The Boroughs”

2014 Strategic Initiatives Grow the Core/Legacy Franchise Enhance Operations and Infrastructure Integrate and Convert FNBNY Branches Identify and Execute Market Opportunities Strategies & Accomplishments “Execute Our Mission & Deliver Results”

Grow the Core/Legacy Franchise Achieved Deposit Growth of $160 million in 2014, Exclusive of Acquisition East Hampton: $225 million, 7% Commercial/Retail Growth Bridgehampton: $300 million, 6% Commercial/Retail Growth Originated Nearly $500 million in Loans Maintained Strong Asset Quality With Industry Leading Metrics Opened 3 Branches: Bay Shore, Port Jefferson & Smithtown Strategies & Accomplishments

Enhance Operations & Infrastructure Completed In-House Migration Improved Data & Cyber Security Established Process Improvement Initiatives Developed & Attracted Talented Professionals Strategies & Accomplishments “Focused on Growth But Mindful of the Process”

Strategies & Accomplishments Integrate and Convert FNBNY Branches Completed February 2014 System Conversion Integrated & Trained FNBNY Staff Achieved Cost Saves of $10 million Changed Branch Profile to Commercial Focus DDA 7% of Deposits at Closing and 32% at March 2015 Cost of Deposits 1.05% at Closing and 0.52% at March 2015 Created a NYC Lending Platform Generated $50 million of Loans in NYC Office

Identify & Execute Market Opportunities Hamptons State Bank –Acquired May 2011 1 Branch Bank , $69 million in Assets FNBNY –Acquired February 2014 3 Branches, 1 Loan Office in NYC, $212 million in Assets Provided Entrance into Nassau County/NYC Strategies & Accomplishments “All Systems Converted & Cost Saves Realized”

Announced Community National Bank (CNB) Acquisition December 15, 2014 CNB Profile Conservatively Managed $1.0 billion Commercial Bank 11 Branches (7 Nassau, 2 Suffolk, 1 Queens, 1 Manhattan) Deposits of $825 million with 27% DDA Diversified Loan Portfolio of $781 million with 23% in C&I Lending Team With Commercial Relationships on LI & Manhattan Strong Asset Quality: NPA/Assets of 0.72% & Coverage ratio of 1.46% Net Interest Margin Above Peers at 3.46% Strategies & Accomplishments As of March 31, 2015

The Strategic Rationale for CNB Acquisition Creates #1 REAL Community Bank Headquartered on LI with $3.2 billion in Assets Top 5 deposit market share (1) with combined 40 branch network Diversified Loan Portfolio with Low Cost Deposit Base Continues Geographic Expansion into Highly Attractive Markets Complements FNBNY Bancorp acquisition completed in February 2014 Increased Size & Scale Enhances Operating Leverage & Profitability Accretive to Earnings with 35% Cost Saves Expected Excess Liquidity & Higher Lending Limits provide Additional Growth Potential Service Larger Customers & Expand Existing Relationships (1) Long Island includes Nassau & Suffolk Counties; Excludes Regional Banks with assets greater than $250 billion Strategies & Accomplishments

Market Cap: $450 million Branches: 40 FT Employees: 420 Combined Pro Forma Franchise Assets: $3.2 billion Loans: $2.2 billion Deposits: $2.7 billion As of March 31, 2015

Core Net Income of $18.3 million or $1.57 Per Share Core ROA of .85% and ROE of 10.31% Loan Growth of $325 million, or 32% Across All Markets with C&I and CRE Driving Growth Deposit Growth of $295 million, or 19% #1 Market Share In East Hampton, Bridgehampton & Sag Harbor Asset Quality Remains Pristine or “Awesome” NPA’s of $1.2 million or .05% of Assets Continue to Build Capital & Book Value Tier 1 Capital 8.4% & Tangible Book Value $14.15/Share Strategies & Accomplishments – 2014 Results Core Net Income, ROA and ROE exclude acquisition costs, branch restructuring and net securities losses.

Core Net Income of $4.9 million or $.42 Per Share Core ROA of .88% & ROE of 11.04% Record Net Interest Income $18.7 million Net Interest Margin 3.63% Loan Growth of $65 million 20% Annualized Growth Deposits of $1.84 billion 10% Higher Than a Year Ago Core Deposit Growth of $42 million or 11% annualized Tier 1 Capital Increased by $2.7 million Tangible Book Value of $14.52/Share Strategies & Accomplishments – Q1 2015 Core Net Income, ROA and ROE exclude acquisition costs and net securities losses.

Historical Perspective & Trends - Total Assets In millions BNB/CNB Pro Forma - As of March 31, 2015

BNB/CNB Pro Forma - As of March 31, 2015 $2.2 billion in Loans, Average Yield of 4.75% 5 Year Annualized Growth of 37%, 22% Over 10 Years Addition of Experienced & Knowledgeable Lenders Expansion of Reach & Relationships Maintenance of Credit Discipline & Culture Historical Perspective & Trends - Loans

Historical Perspective & Trends - Deposits BNB/CNB Pro Forma - As of March 31, 2015

Historical Perspective & Trends - Deposit Profile BNB/CNB Pro Forma - As of March 31, 2015 $2.7 billion in Deposits, Average Cost of 33 Basis Points $223 million CD Portfolio from CNB 5 Year Annualized Growth of 27%, 19% Over 10 Years Seasoned Branch Managers Well Known in Market Branches Still Matter Certificates of Deposit 14% Savings & NOW 16% Money Market 38% Demand Deposits 32%

Historical Perspective & Trends - Income Net Income for 2014 and Q1’15 exclude acquisition costs, branch restructuring and net securities losses. BNB/CNB Pro Forma reflects combined Net Interest Income and Net Income For Quarter Ended March 31, 2015 $24.6 $67.5 $18.7 $26.5 $10.4 $18.3 $4.9 $6.3 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 '04 '14 Q1'15 BNB BNB/CNB Pro Forma Net Interest Income Net Income

BDGE 2014 amounts exclude acquisition costs, branch restructuring and net securities losses Source: SNL DataSource Peer Medians Return on Average Assets* 2014 Performance vs Peers Return on Average Equity* Efficiency Ratio* Expenses to Assets Non Performing Assets Ratio Net Charge Offs 0.05% 1.09% 0.40% BDGE Public Banks $1-5B Proxy Peer 0.05% 0.11% 0.06% BDGE Public Banks $1-5B Proxy Peer

April 2008: Listed BDGE on Nasdaq April 2009: Instituted DRIP – 1.3M shares, $26.4 million Dec 2009: Trust Preferred Issuance – $16 million May 2011: HSB Acquisition – 274K shares, $5.8 million Dec 2011: Registered Offering – 1.4M shares, $24.1 million Oct 2013: Public Offering – 1.9M shares, $37.5 million Feb 2014 : FNBNY Acquisition – 241K shares, $5.9 million May 2015: CNB Acquisition – 5.6M shares, $140 million Stewards of Capital

Stewards of Market Share Market Cap Avg. Daily Volume Source: Bloomberg 2005 Price $24.70/sh, 16.1 P/E, 3.3x TBV vs 18.1 P/E and 3x TBV for Peers 2014 Price $25/sh, 15.2 P/E, 1.8x TBV vs 16.2 P/E and 1.5x TBV for Peers $- $5.00 $10.00 $15.00 $20.00 $25.00 100,000 150,000 200,000 250,000 300,000 350,000 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Market Cap (000) Average Daily Volume (000)

Shareholder Return – A 5 Year Look Source: Bloomberg $133.98 $221.13 $100.00 $206.74 BDGE NASDAQ Composite SNL Bank $1B-$5B

Shareholder Return – A 10 Year Look Source: Bloomberg $128.19 $241.63 $100.00 $134.81 BDGE NASDAQ Composite SNL Bank $1B-$5B

Challenges & Risks Broad Economic Factors Generational Low in Market Interest Rates Worldwide Economic Issues and Global Influences Asset Valuations, Liquidity and Potential Bubbles Cyber Security Threats and Targeted Attacks Industry Specific Concerns Ultra Competitive Marketplace Increased Rules, Requirements & Regulations Ever Changing Capital Requirements

Introduce the BNB Community Banking Model to New Markets Successfully Integrate CNB Deliver Results While Building Value Maintain and Strengthen Our Focus, Culture & Mission Vision & Mission “Continue As The Premier Long Island Community Bank”

NEWSDAY – LI Business, March 22, 2015

Questions & Answers